Supplement dated February 18, 2020
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of each of the following funds:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Select International Equity Fund	7/1/2019

Columbia Funds Series Trust I
Columbia Global Energy and Natural Resources Fund	1/1/2020

Columbia Funds Series Trust II
Columbia Global Infrastructure Fund	9/1/2019

(each, a Target Fund)
In February 2020, the Board of Trustees of each Target Fund approved a proposal to reorganize that Target Fund with and into the corresponding acquiring fund listed in the table below (each, an Acquiring Fund). Each reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about each Acquiring Fund and the definitive terms of each of the proposed reorganizations will be included in proxy materials.
Each of the reorganizations identified in the table below is subject to certain conditions, including approval by shareholders of the applicable Target Fund. It is currently anticipated that proxy materials regarding the reorganizations will be distributed to shareholders of the Target Funds in April 2020, and that meetings of shareholders to consider the reorganizations will be held in June 2020. Additionally, Target Fund shareholders will not pay any sales charges as a result of the mergers.

Target Fund	Acquiring Fund
Columbia Global Energy and Natural Resources Fund	Columbia Global Equity Value Fund
Columbia Global Infrastructure Fund	Columbia Global Equity Value Fund
Columbia Select International Equity Fund	Columbia Acorn International Select
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For information regarding an Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to a proposed reorganization once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and becomes effective, please call the proxy solicitor or visit its website. The telephone number and website for the proxy solicitor may be obtained, when available, by visiting columbiathreadneedleus.com. The joint prospectus/proxy statements (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The joint prospectus/proxy statements will also be available for free on the SEC’s website (www.sec.gov). Please read the joint prospectus/proxy statements carefully before making any decision to invest or when considering a reorganization proposal.
Shareholders should retain this Supplement for future reference.
SUP000_00_093_(02/20)